SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549


                                FORM 8-K


                             CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange

                               Act of 1934




    Date of Report  December 9, 2009      Commission File Number 1-3647
                  --------------------                          --------
       (Date of earliest event reported)



                             J.W. Mays, Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                      New York                         11-1059070
           ----------------------------           --------------------
           (State or other jurisdiction           (I.R.S. Employer
                 of incorporation)                 Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
        ----------------------------------------       ----------
        (Address of principal executive offices)       (Zip Code)


    (Registrant's telephone number, including area code) 718-624-7400
                                                        --------------


                                                 This Report Contains 4 Pages.

Item 2.02   Results of Operations and Financial Condition.

  J. W. Mays, Inc. issued a press release on December 9, 2009, reporting its financial results for the three months ended October 31, 2009. The press release reported revenues and net income for such three-month period and provided a comparison for revenues and net income to the three-month period ended October 31, 2008.

  A copy of the press release is attached to this Form 8-K as Exhibit 99(i).

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
                                                    ---------------------------
                                                           (Registrant)



Dated:    December 10, 2009                             By:  Mark Greenblatt
        --------------------                        ---------------------------
                                                    Mark Greenblatt
                                                    Vice President
                                                    Principal Financial Officer

Press Release
                                                                  Exhibit 99(i)

                               J. W. MAYS, INC.
                            REPORTS ON OPERATIONS
              FOR THE THREE MONTHS ENDED OCTOBER 31, 2009




J. W. Mays, Inc. today reported its financial results for the three months ended October 31, 2009.

Revenues for the three months ended October 31, 2009 amounted to $4,225,634 compared to revenues of $3,922,846, in the comparable 2008 three-month period.

Net income for the 2009 three-month period amounted to $298,454, or $ .15 per share, compared to net income of $60,338, or $ .03 per share, in the comparable 2008 three-month period.





                                   *  *  *

Dated:   December 9, 2009